                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 8, 2002

                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                         1-9924                       52-1568099
---------------                   -----------                -------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On September 8, 2002, Citigroup Inc. ("Citigroup") announced that it had named Charles Prince as Chairman and Chief Executive Officer of the Global Corporate and Investment Bank, effective immediately. Citigroup also announced the formation of a new Business Practices Committee.

A copy of the related press release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         Exhibit Number
         --------------

              99.1 Press Release, dated September 8, 2002, issued by Citigroup Inc.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 9, 2002                   CITIGROUP INC.


                                            By:      /s/ Stephanie B. Mudick
                                                     -----------------------
                                            Name:    Stephanie B. Mudick
                                            Title:   Co-General Counsel
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                                  EXHIBIT INDEX

         Exhibit Number
         --------------

              99.1 Press Release, dated September 8, 2002, issued by Citigroup Inc.